SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : December 26, 2001

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of July 1, 2001, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-S15)


               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-61840-01                  13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibits is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2001-S15 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibits is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of July 1, 2001 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Wilshire Credit Corporation, as servicer, and The Chase Manhattan Bank, as trustee.

     On December 26, 2001 distribution was made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.


Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 26, 2001 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  December 31, 2001           By: /s/  Thomas M. Britt
                                        Thomas M. Britt
                                        Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2001

                                  Exhibit 99.1


             Monthly Certificateholder Statement on December 26, 2001

                    CSFB Mortgage Pass-Through Certificates, Series 2001-S15
                                Statement to Certificate Holders
                                      December 26, 2001


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1      73,015,039.00      65,331,743.34    2,238,837.84      155,162.89   2,394,000.73    0.00           0.00     63,092,905.50
IA3       2,441,197.00       2,184,312.41       74,853.68            0.00      74,853.68    0.00           0.00      2,109,458.73
IA4       7,301,504.00       6,533,174.42      223,883.79       16,441.82     240,325.61    0.00           0.00      6,309,290.63
IB1       8,635,632.00       8,635,632.00            0.00       55,938.24      55,938.24    0.00           0.00      8,635,632.00
IB2       4,557,695.00       4,557,695.00            0.00       31,422.00      31,422.00    0.00           0.00      4,557,695.00
IIA1     62,687,500.00      54,785,868.92    2,660,037.95      114,137.23   2,774,175.18    0.00           0.00     52,125,830.97
IIM1      9,137,500.00       9,137,500.00            0.00       23,605.21      23,605.21    0.00           0.00      9,137,500.00
IIM2      7,862,500.00       7,862,500.00            0.00       23,587.50      23,587.50    0.00           0.00      7,862,500.00
IIB       5,312,500.00       5,312,500.00            0.00       21,914.06      21,914.06    0.00           0.00      5,312,500.00
AR1             100.00               0.00            0.00            0.00           0.00    0.00           0.00              0.00
AR2             100.00               0.00            0.00            0.00           0.00    0.00           0.00              0.00
AR3             100.00               0.00            0.00            0.00           0.00    0.00           0.00              0.00
P               100.00             100.00            0.00       39,603.23      39,603.23    0.00           0.00            100.00
IIX      85,000,000.00      85,000,000.00            0.00            0.00           0.00    0.00           0.00     85,000,000.00
TOTALS  265,951,467.00     249,341,026.09    5,197,613.26      481,812.18   5,679,425.44    0.00           0.00    244,143,412.83

IA2      80,316,543.00      71,864,917.77            0.00      368,529.29     368,529.29    0.00           0.00     69,402,196.15
IXB1      1,259,130.86       1,259,130.86            0.00        8,131.89       8,131.89    0.00           0.00      1,259,130.86
IXB2        348,042.00         348,042.16            0.00        2,392.79       2,392.79    0.00           0.00        348,042.16
IIAIO    16,868,250.00      14,992,501.00            0.00       87,456.26      87,456.26    0.00           0.00     14,992,501.00

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA1   22540A4G0      894.77105313      30.66269457     2.12508125       32.78777582       864.10835855      IA1       2.850000 %
IA3   22540A4J4      894.77105289      30.66269539     0.00000000       30.66269539       864.10835750      IA3       0.000000 %
IA4   22540A4K1      894.77105265      30.66269497     2.25184017       32.91453514       864.10835768      IA4       3.020000 %
IB1   22540A4P0    1,000.00000000       0.00000000     6.47760812        6.47760812     1,000.00000000      IB1       7.773130 %
IB2   22540A4R6    1,000.00000000       0.00000000     6.89427441        6.89427441     1,000.00000000      IB2       8.273130 %
IIA1  22540A4T2      873.95204658      42.43330728     1.82073348       44.25404076       831.51873930      IIA1      2.500000 %
IIM1  22540A4V7    1,000.00000000       0.00000000     2.58333352        2.58333352     1,000.00000000      IIM1      3.100000 %
IIM2  22540A4W5    1,000.00000000       0.00000000     3.00000000        3.00000000     1,000.00000000      IIM2      3.600000 %
IIB   22540A4X3    1,000.00000000       0.00000000     4.12499953        4.12499953     1,000.00000000      IIB       4.950000 %
AR1   N/A              0.00000000       0.00000000     0.00000000        0.00000000         0.00000000      AR1       8.903133 %
AR2   N/A              0.00000000       0.00000000     0.00000000        0.00000000         0.00000000      AR2       8.903133 %
AR3   N/A              0.00000000       0.00000000     0.00000000        0.00000000         0.00000000      AR3       8.903133 %
P     N/A          1,000.00000000       0.00000000     ##########      ############     1,000.00000000      P         8.903133 %
IIX   N/A          1,000.00000000       0.00000000     0.00000000        0.00000000     1,000.00000000      IIX       0.000000 %
TOTALS               937.54333790      19.54346527     1.81165453       21.35511980       917.99987262

IA2   22540A4H8      894.77105321       0.00000000     4.58846056        4.58846056       864.10835872      IA2       6.153700 %
IXB1  22540A4Q8    1,000.00000000       0.00000000     6.45833587        6.45833587     1,000.00000000      IXB1      7.750000 %
IXB2  22540A4S4    1,000.00045971       0.00000000     6.87500359        6.87500359     1,000.00045971      IXB2      8.250000 %
IIAIO 22540A4U9      888.80002371       0.00000000     5.18466705        5.18466705       888.80002371      IIAIO     7.000000 %

---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Thomas Britt
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-3228
                               Fax: 212) 946-8302
                           Email: thomas.britt@chase.com

                                      -6-


                            CSFB Mortgage Pass-Through Certificates, Series 2001-S15
                                        Statement to Certificate Holders
                                                December 26, 2001


Sec. 4.06(i)    Scheduled Principal
                Group 1 Scheduled Principal                                     74,396.87
                Group 2 Scheduled Principal                                     47,968.31

                Principal Prepayments
                Group 1 Principal Prepayments                                2,385,602.06
                Group 2 Principal Prepayments                                2,036,244.45

                Curtailment
                Group 1 Curtailment                                             77,576.37
                Group 2 Curtailment                                             49,148.65

                Liquidation Proceeds
                Group 1 Liquidation Proceeds                                         0.00
                Group 2 Liquidation Proceeds                                         0.00

                Gross Interest
                Group 1 Gross Interest                                          862,839.57
                Group 2 Gross Interest                                          832,085.65

Sec. 4.06(ii)   Class Unpaid Interest Shortfall

                Group I Certificates
                        Class IA1 Unpaid Interest Shortfall                           0.00
                        Class IA2 Unpaid Interest Shortfall                           0.00
                        Class IA4 Unpaid Interest Shortfall                           0.00
                        Class AR1 Unpaid Interest Shortfall                           0.00
                        Class AR2 Unpaid Interest Shortfall                           0.00
                        Class AR3 Unpaid Interest Shortfall                           0.00
                        Class B1 Unpaid Interest Shortfall                            0.00
                        Class 1XB1 Unpaid Interest Shortfall                          0.00
                        Class 1B2 Unpaid Interest Shortfall                           0.00
                        Class 1XB2 Unpaid Interest Shortfall                          0.00

                Group II Certificates
                        Class 2A1 Unpaid Interest Shortfall                           0.00
                        Class 2AIO Unpaid Interest Shortfall                          0.00
                        Class 2M1 Unpaid Interest Shortfall                           0.00
                        Class 2M2 Unpaid Interest Shortfall                           0.00
                        Class 2B Unpaid Interest Shortfall                            0.00


Sec. 4.06(v)    Beginning Collateral Balance
                Group 1 Beginning Collateral Balance                         87,242,657.58
                Group 2 Beginning Collateral Balance                         78,549,800.44

Sec. 4.06(v)    Ending Collateral Balance
                Group 1 Ending Collateral Balance                            84,705,082.28
                Group 2 Ending Collateral Balance                            76,416,439.03

Sec. 4.06(vi)   Senior Percentage (After Distributions)
                Group1 Senior Percentage                                           76.98%
                Group1 Subordindate Percentage                                     23.02%
                Group2 Senior EnhancementPercentage                                32.00%

Sec. 4.06(vii) Servicing Fees
                Group1 Servicing Fee                                             36,351.11
                Group2 Servicing Fee                                             32,729.08

Sec. 4.06(vii) Prepayment Penalties
                Group1 Prepayment Penalties                                       4,023.06
                Group2 Prepayment Penalties                                      35,579.43

Sec. 4.06(ix) Advances
                Group1 Advances                                                       0.00
                Group2 Advances                                                       0.00


Sec. 4.06(x) Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                Group 1
                -------------------------------
                 Category       Number         Principal Balance       Percentage
                 1 Month          11               378,523.62              0.45 %
                 2 Month           7               279,575.04              0.33 %
                 3 Month           7               561,118.53              0.66 %
                 Total            25             1,219,217.19              1.44 %

                            CSFB Mortgage Pass-Through Certificates, Series 2001-S15
                                        Statement to Certificate Holders
                                            December 26, 2001


                Group 2
                -------------------------------
                 Category       Number         Principal Balance       Percentage
                 1 Month          32             1,483,804.39             1.94 %
                 2 Month          14               695,280.12             0.91 %
                 3 Month          36             2,332,938.81             3.05 %
                  Total           82             4,512,023.32             5.90 %

                Group Totals
                -------------------------------
                 Category       Number         Principal Balance       Percentage
                 1 Month          43             1,862,328.01             1.16 %
                 2 Month          21               974,855.16             0.61 %
                 3 Month          43             2,894,057.34             1.80 %
                  Total          107             5,731,240.51             3.57 %


            Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

Sec. 4.06(xi)  60+ Delinquent Scheduled Payments - 12 Month Period
               This Period (1)                                                   10,134.28
               (2)                                                                7,885.84
               (3)                                                                8,385.48
               (4)                                                                  660.88
               (5)                                                              200,181.30
               (6)                                                                    0.00
               (7)                                                                    0.00
               (8)                                                                    0.00
               (9)                                                                    0.00
               (10)                                                                   0.00
               (11)                                                                   0.00
               (12)                                                                   0.00

Sec. 4.06(xi)  60-Day Delinquent Scheduled Payments - 12 Month Period
               This Period (1)                                                   35,660.19
               (2)                                                               27,358.99
               (3)                                                               23,589.83
               (4)                                                                4,313.63
               (5)                                                               11,601.24
               (6)                                                                    0.00
               (7)                                                                    0.00
               (8)                                                                    0.00
               (9)                                                                    0.00
               (10)                                                                   0.00
               (11)                                                                   0.00
               (12)                                                                   0.00

                            CSFB Mortgage Pass-Through Certificates, Series 2001-S15
                                        Statement to Certificate Holders
                                                December 26, 2001



Sec. 4.06(xii) Number and Aggregate Principal Amounts of REO Loans

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                   0                  0.00                  0.00%

Sec. 4.06(xiv) Prepayment Percentage
                Group I Senior Prepayment Percentage                               100.00%
                Group I Subordinate Prepayment Percentage                            0.00%

Sec. 4.06(xvi) Current Realized Losses
                Group1 Current Realized Losses                                       0.00%
                Group2 Current Realized Losses                                       0.00%

                Cumulative Realized Losses
                Group1 Cumulative Realized Losses                                    0.00%
                Group2 Cumulative Realized Losses                                    0.00%

                Amount on Deposit in the Pre-Funding Account                          0.00
                Rolling Three Month Delinquency Rate - Group II                 3.124677 %



Sec. 4.6(xvii)  Special Hazard Coverage Amount                                  959,515.00
                Pool Insurance Coverage Amount                                2,878,544.01

                Trustee Fee                                                       2,072.40
                Loss Mitigation Fee                                               2,088.43
                Pool Insurance Fee                                              161,035.41
                Special Hazard Fee                                               15,994.49
                Certificate Insurer Premium                                       9,255.33

                Reset Rate for Next Distribution                                      1.93
                1-A1                                                                  2.68
                1-A2                                                                  6.33
                1-A4                                                                  2.85

                II-A1                                                                 2.33
                II-M1                                                                 2.93
                II-M2                                                                 3.43
                II-B                                                                  4.78



                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

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